EXHIBIT 99.1

Fortune Brands Delivers Solid Execution and Outperforms End Market; Provides Updated Full Year 2025 Guidance

Highlights:

•
Q2 2025 sales were $1.2 billion, a decrease of 3 percent versus Q2 2024; sales excluding the impact of China were down 1 percent
•
Q2 2025 earnings per share (EPS) were $0.83, a decrease of 22 percent versus a year ago; EPS before charges / gains were $1.00, a decrease of 14 percent versus Q2 2024
•
Company outperformed its end market, demonstrating solid momentum in its strategic initiatives and the strength of its brands
•
Company provides updated full year 2025 guidance; Remains on track to fully offset anticipated 2025 tariff impacts and successfully navigate uncertain macroeconomic climate

DEERFIELD, Ill.--(BUSINESS WIRE)--July 31, 2025--Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens, today announced second quarter 2025 results.

“I am proud of the Company’s performance during the second quarter. Our highly-engaged team executed well, and many of our businesses gained momentum and outperformed our end market, including in Water and Outdoors,” said Fortune Brands Chief Executive Officer Nicholas Fink. “We remain on track to fully offset the anticipated 2025 impacts of the tariffs by effectively leveraging the power of our Fortune Brands Advantage capabilities across the organization, while navigating a dynamic consumer demand backdrop.”

Fink continued, "We remain committed to investing in profitable growth opportunities that align with our strategic priorities. We believe that Fortune Brands is well-positioned to deliver consistent outperformance over time, driven by world-class brands, strong leadership, and a compelling value proposition for both customers and consumers.”

Second Quarter 2025 Results

($ in millions, except per share amounts)

Unaudited

Total Company Results

	Reported Net Sales	Operating Income	Operating Margin	EPS
Q2 2025 GAAP	$1,203	$171.6	14.3%	$0.83
Change	(3%)	(14%)	(180) bps	(22%)
	Reported Net Sales	Operating Income Before Charges / Gains	Operating Margin Before Charges / Gains	EPS Before Charges / Gains
Q2 2025 Non-GAAP	$1,203	$199.0	16.5%	$1.00
Change	(3%)	(8%)	(90) bps	(14%)

Segment Results

	Net Sales	Change	Operating Margin	Change	Operating Margin Before Charges/Gains	Change
Water Innovations	$647	(2%)	24.1%	120 bps	25.6%	230 bps
Outdoors	$379	(3%)	11.1%	(220) bps	12.8%	(350) bps
Security	$178	(7%)	12.8%	(520) bps	14.8%	(410) bps

Balance Sheet and Cash Flow

The Company exited the quarter with a strong balance sheet, and generated $66 million of operating cash flow and $6 million of free cash flow in the quarter. In accordance with its opportunistic, returns-based share repurchase program, the Company repurchased $63 million of shares in the quarter, and as of July 31, 2025, has repurchased $238 million of shares year to date. The Company continues to expect to finish the year with net debt to EBITDA before charges / gains between 2.2x and 2.5x.

As of the end of the second quarter 2025:

Net debt	$2.6 billion
Net debt to EBITDA before charges / gains	2.8x
Cash	$235 million
Amount available under revolving credit facility	$613 million

2025 Full-Year Guidance

“I am pleased to provide updated full year 2025 guidance, which is a testament to our agility and our team’s ability to execute and drive operational excellence despite continued uncertainty across our end market,” said Fortune Brands Chief Financial Officer Jon Baksht. “Our full-year guidance reflects our decisive action to mitigate the anticipated impact of tariffs as well as our ability to work with customers and suppliers to find win-win solutions to address the challenges of an uncertain external environment. We remain committed to investing in a focused set of priorities to generate profitable growth, expand margins and cash flows and ultimately maximize shareholder value.”

2025 Full-Year Guidance
TOTAL COMPANY FINANCIAL METRICS
Net sales	-2% to Flat
EPS before charges / gains	$3.75 to $3.95

2025 Market and Financial Assumptions

2025 Full-Year Assumptions
MARKET
Global market	-4% to -2%
U.S. market	-4% to -2%
U.S. R&R	-3% to -1%
U.S. SFNC	-6% to -5%
China market	-20% to -15%
TOTAL COMPANY FINANCIAL METRICS
Operating margin before charges / gains	16.0% to 17.0%

Cash flow from operations	Around $650 million
Free cash flow	Around $500 million to $520 million
Cash conversion	Around 120% to 130%
SEGMENT FINANCIAL METRICS
Water Innovations net sales	-3% to -1%
Water Innovations operating margin before charges / gains	23.0% to 24.0%
Outdoors net sales	Flat to 2%
Outdoors operating margin before charges / gains	14.0% to 15.0%
Security net sales	-1% to 2%
Security operating margin before charges / gains	16.5% to 17.5%
OTHER ITEMS
Corporate expense	$158 million to $160 million
Interest expense	$114 million to $116 million
Other income / (expense)	Around $6 million
Capex	$130 million to $150 million
Tax rate	26.5% to 27.5%
Share count	121.0 million to 121.5 million

For certain forward-looking non-GAAP measures (as used in this press release, net debt to EBITDA before charges / gains, operating margin before charges / gains on a full Company and segment basis, EPS before charges / gains and cash conversion), the Company is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile the non-GAAP financial measure to the GAAP financial measure is unavailable due to the inherent difficulty of forecasting the timing and / or amount of various items that have not yet occurred, including the high variability and low visibility with respect to gains and losses associated with our defined benefit plans, which are excluded from net debt to EBITDA before charges / gains and EPS before charges / gains, and which are included in cash conversion, and restructuring and other charges, which are excluded from net debt to EBITDA before charges / gains, operating margin before charges / gains and EPS before charges / gains, and which are included in cash conversion. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.

Conference Call Details

Today at 5:00 p.m. ET, Fortune Brands will host an investor conference call to discuss results. A live internet audio webcast of the conference call will be available on the Fortune Brands website at ir.fbin.com/upcoming-events. It is recommended that listeners log on at least 10 minutes prior to the start of the call. A recorded replay of the call will be made available on the Company’s website shortly after the call has ended.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens. The Company makes innovative products for residential and commercial environments, with a growing focus on digital solutions and products that add luxury, contribute to safety and enhance sustainability. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, SentrySafe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our expectations for the markets in which we operate, general business strategies, expected impacts from recently-announced organizational and leadership changes, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the potential impact of inflation, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” “confident,” “opportunity,” “focus,” "on track" and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks relating to rapidly evolving technological change, (vii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (viii) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (ix) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (x) risks associated with doing business globally, including changes in trade-related tariffs (including recent U.S. tariffs announced or imposed on China, Canada, Mexico and other countries and any reciprocal actions taken by such countries) and risks with uncertain trade environments, (xi) risks associated with the disruption of operations, including as a result of severe weather events, (xii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiii) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xiv) impairments in the carrying value of goodwill or other acquired intangible assets, (xv) risks of increases in our defined benefit-related costs and funding requirements, (xvi) our ability to attract and retain qualified personnel and other labor constraints, (xvii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xviii) risks associated with environmental, social and governance matters, (xix) potential liabilities and costs from claims and litigation, (xx) changes in government and industry regulatory standards, (xxi) future tax law changes or the interpretation of existing tax laws, and (xxii) our ability to secure and protect our intellectual property rights. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 28, 2024. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Use of Non-GAAP Financial Information

This press release includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as diluted earnings per share before charges / gains, operating income before charges / gains, operating margin before charges / gains, net debt, net debt to EBITDA before charges / gains, sales excluding the impact of China, free cash flow and cash conversion (defined as free cash flow divided by GAAP net income). These non-GAAP measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliations of these measures to the applicable most closely comparable GAAP measures, and reasons for the Company’s use of these measures, are presented in the attached pages.

Source: Fortune Brands Innovations, Inc.

INVESTOR CONTACT:

Curtis Worthington

Investor.Questions@fbin.com

FORTUNE BRANDS INNOVATIONS, INC.

(In millions)

(Unaudited)

	Thirteen Weeks Ended				Twenty-Six Weeks Ended
Net sales (GAAP)	June 28, 2025	June 29, 2024	$ Change	% Change	June 28, 2025	June 29, 2024	$ Change	% Change
Water	$646.9	$659.6	$(12.7)	(2)	$1,212.3	$1,284.9	$(72.6)	(6)
Outdoors	378.8	389.4	(10.6)	(3)	683.6	704.4	(20.8)	(3)
Security	177.6	191.0	(13.4)	(7)	340.6	360.2	(19.6)	(5)
Total net sales	$1,203.3	$1,240.0	$(36.7)	(3)	$2,236.5	$2,349.5	$(113.0)	(5)

RECONCILIATIONS OF GAAP OPERATING INCOME TO OPERATING INCOME BEFORE CHARGES/(GAINS)

(In millions)

(Unaudited)

	Thirteen Weeks Ended				Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024	$ Change	% Change	June 28, 2025	June 29, 2024	$ Change	% Change
WATER
Operating income (GAAP)	$156.0	$150.9	$5.1	3	$259.3	$292.2	$(32.9)	(11)
Restructuring charges	6.3	1.1	5.2	473	15.8	1.6	14.2	888
Other charges/(gains)
Cost of products sold	-	1.4	(1.4)	(100)	0.5	0.9	(0.4)	(44)
Selling, general and administrative expenses	3.2	-	3.2	100	3.2	-	3.2	100
ASSA transaction expenses (d)	-	-	-	-	-	0.2	(0.2)	(100)
Operating income before charges/(gains) (a)	$165.5	$153.4	$12.1	8	$278.8	$294.9	$(16.1)	(5)

OUTDOORS
Operating income (GAAP)	$42.1	$51.8	$(9.7)	(19)	$64.7	$86.0	$(21.3)	(25)
Restructuring charges	2.1	2.1	-	-	4.7	2.5	2.2	88
Other charges/(gains)
Cost of products sold	0.2	9.4	(9.2)	(98)	5.8	12.4	(6.6)	(53)
Selling, general and administrative expenses	4.2	-	4.2	100	5.2	-	5.2	100
Solar Compensation (e)	-	-	-	-	-	0.2	(0.2)	(100)
Operating income before charges/(gains) (a)	$48.6	$63.3	$(14.7)	(23)	$80.4	$101.1	$(20.7)	(20)

SECURITY
Operating income (GAAP)	$22.7	$34.4	$(11.7)	(34)	$38.7	$53.5	$(14.8)	(28)
Restructuring charges	1.8	0.6	1.2	200	5.7	2.2	3.5	159
Other charges/(gains)
Cost of products sold	0.4	1.2	(0.8)	(67)	3.7	7.2	(3.5)	(49)
Selling, general and administrative expenses	1.4	-	1.4	100	1.4	-	1.4	100
Operating income before charges/(gains) (a)	$26.3	$36.2	$(9.9)	(27)	$49.5	$62.9	$(13.4)	(21)

CORPORATE
Corporate expense (GAAP)	$(49.2)	$(38.0)	$(11.2)	29	$(94.1)	$(77.2)	$(16.9)	22
Restructuring charges	3.5	0.1	3.4	3,400	12.3	0.4	11.9	2,975
Other charges/(gains)
Cost of products sold	-	-	-	-	-	-	-	-
Selling, general and administrative expenses	4.3	-	4.3	100	8.0	-	8.0	100
ASSA transaction expenses (d)	-	0.9	(0.9)	(100)	-	1.1	(1.1)	(100)
Corporate expenses before charges/(gains) (a)	$(41.4)	$(37.0)	$(4.4)	12	$(73.8)	$(75.7)	$1.9	(3)

TOTAL COMPANY
Operating income (GAAP)	$171.6	$199.1	$(27.5)	(14)	$268.6	$354.5	$(85.9)	(24)
Restructuring charges	13.7	3.9	9.8	251	38.5	6.7	31.8	475
Other charges/(gains)
Cost of products sold	0.6	12.0	(11.4)	(95)	10.0	20.5	(10.5)	(51)
Selling, general and administrative expenses	13.1	-	13.1	100	17.8	-	17.8	100
Solar Compensation (e)	-	-	-	-	-	0.2	(0.2)	(100)
ASSA transaction expenses (d)	-	0.9	(0.9)	(100)	-	1.3	(1.3)	(100)
Operating income before charges/(gains) (a)	$199.0	$215.9	$(16.9)	(8)	$334.9	$383.2	$(48.3)	(13)

(a) (e) (d) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (GAAP)

(In millions)

(Unaudited)

	June 28, 2025	December 28, 2024

Assets
Current assets
Cash and cash equivalents	$234.7	$381.1
Accounts receivable, net	607.1	514.4
Inventories	1,012.7	960.3
Other current assets	152.1	151.6
Total current assets	2,006.6	2,007.4

Property, plant and equipment, net	994.4	999.2
Goodwill	2,008.4	1,992.0
Other intangible assets, net of accumulated amortization	1,270.3	1,297.2
Other assets	316.0	266.0
Total assets	$6,595.7	$6,561.8

Liabilities and equity
Current liabilities
Short-term debt	$-	$499.6
Accounts payable	517.6	513.9
Other current liabilities	498.6	588.8
Total current liabilities	1,016.2	1,602.3

Long-term debt	2,812.3	2,173.7
Deferred income taxes	115.8	117.4
Other non-current liabilities	311.2	246.4
Total liabilities	4,255.5	4,139.8

Stockholders' equity	2,340.2	2,422.0
Total equity	2,340.2	2,422.0
Total liabilities and equity	$6,595.7	$6,561.8

FORTUNE BRANDS INNOVATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

(Unaudited)

	Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024
Operating activities
Net income	$151.6	$230.2
Depreciation and amortization	102.0	101.5
Non-cash lease expense	17.9	19.3
Deferred taxes	2.9	11.8
Other non-cash items	16.1	19.7
Changes in assets and liabilities, net	(224.5)	(192.3)
Net cash provided by operating activities	$66.0	$190.2

Investing activities
Capital expenditures	$(59.9)	$(103.4)
Cost of acquisitions, net of cash acquired	-	(129.0)
Other investing activities, net	2.9	2.2
Net cash used in investing activities	$(57.0)	$(230.2)

Financing activities
Increase in debt, net	$140.0	$230.0
Proceeds from the exercise of stock options	0.7	7.1
Treasury stock purchases	(237.8)	(150.2)
Dividends to stockholders	(60.6)	(60.2)
Other items, net	(7.6)	(17.0)
Net cash (used in) provided by financing activities	$(165.3)	$9.7

Effect of foreign exchange rate changes on cash	$9.6	$(7.7)

Net decrease in cash and cash equivalents	$(146.7)	$(38.0)
Cash, cash equivalents and restricted cash* at beginning of period	385.5	395.5
Cash, cash equivalents and restricted cash* at end of period	$238.8	$357.5

FREE CASH FLOW	Twenty-Six Weeks Ended		2025 Full Year
	June 28, 2025	June 29, 2024	Estimate

Cash flow from operations (GAAP)	$66.0	$190.2	$650.0
Less:
Capital expenditures	$59.9	$103.4	$130 to $150
Free cash flow**	$6.1	$86.8	$500 to $520

*Restricted cash of $1.3 million and $2.8 million is included in Other current assets and Other assets, respectively, as of June 28, 2025. Restricted cash of $2.5 million and $2.4 million is included in Other current assets and Other assets, respectively, as of June 29, 2024.

** Free cash flow is cash flow from operations calculated in accordance with U.S. generally accepted accounting principles ("GAAP") less capital expenditures. Free cash flow does not include adjustments for certain non-discretionary cash flows such as mandatory debt repayments. Free cash flow is a measure not derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS INNOVATIONS, INC.

CASH FLOW FROM OPERATIONS (GAAP) TO FREE CASH FLOW

(In millions)

(Unaudited)

Thirteen Weeks Ended
June 28, 2025

Cash flow from operations (GAAP)	$149.4
Less:
Capital expenditures	30.7
Free cash flow*	$118.7

* Free cash flow is cash flow from operations calculated in accordance with U.S. generally accepted accounting principles ("GAAP") less capital expenditures. Free cash flow does not include adjustments for certain non-discretionary cash flows such as mandatory debt repayments. Free cash flow is a measure not derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS INNOVATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (GAAP)

(In millions, except per share amounts)

(Unaudited)

	Thirteen Weeks Ended			Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024	% Change	June 28, 2025	June 29, 2024	% Change

Net sales	$1,203.3	$1,240.0	(3)	$2,236.5	$2,349.5	(5)

Cost of products sold	660.1	699.0	(6)	1,238.7	1,320.9	(6)

Selling, general
and administrative expenses	338.8	319.7	6	653.7	631.3	4

Amortization of intangible assets	19.1	18.3	4	37.0	36.1	2

Restructuring charges	13.7	3.9	251	38.5	6.7	475

Operating income	171.6	199.1	(14)	268.6	354.5	(24)

Interest expense	31.2	32.3	(3)	59.8	62.4	(4)

Other (income)/expense, net	(7.3)	(3.7)	97	(8.2)	(3.6)	128

Income before taxes	147.7	170.5	(13)	217.0	295.7	(27)

Income tax	47.4	36.6	30	65.4	65.5	-

Net income	$100.3	$133.9	(25)	$151.6	$230.2	(34)

Diluted earnings per common share	$0.83	$1.06	(22)	$1.24	$1.82	(32)

Diluted average number of shares outstanding	120.7	125.8	(4)	121.8	126.4	(4)

FORTUNE BRANDS INNOVATIONS, INC.

(In millions)

(Unaudited)

RECONCILIATIONS OF INCOME FROM CONTINUING OPERATIONS, NET OF TAX TO EBITDA BEFORE CHARGES/(GAINS)

	Thirteen Weeks Ended			Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024	% Change	June 28, 2025	June 29, 2024	% Change

Net income	$100.3	$133.9	(25)	$151.6	$230.2	(34)

Depreciation *	$24.9	$26.2	(5)	$49.7	$46.9	6
Amortization of intangible assets	19.1	18.3	4	37.0	36.1	2
Restructuring charges	13.7	3.9	251	38.5	6.7	475
Other charges/(gains)	13.7	12.0	14	27.8	20.5	36
ASSA transaction expenses (d)	-	0.9	(100)	-	1.3	(100)
Solar Compensation (e)	-	-	-	-	0.2	(100)
Interest expense	31.2	32.3	(3)	59.8	62.4	(4)
Income taxes	47.4	36.6	30	65.4	65.5	-

EBITDA before charges/(gains) (c)	250.3	264.1	(5)	429.8	469.8	(9)

* Depreciation excludes accelerated depreciation expense of $7.3 million for the thirteen weeks ended June 28, 2025, and $15.8 million for the twenty-six weeks ended June 28, 2025 and excludes accelerated depreciation expense of $10.9 million for the thirteen weeks ended June 29, 2024, and $18.5 million for the twenty-six weeks ended June 29, 2024. Accelerated depreciation is included in other charges/(gains).

CALCULATION OF NET DEBT-TO-EBITDA BEFORE CHARGES/(GAINS) RATIO

As of June 28, 2025
Long-term debt **	$2,812.3
Total debt	2,812.3
Less:
Cash and cash equivalents **	234.7
Net debt (1)	$2,577.6
For the fifty-two weeks ended June 28, 2025
EBITDA before charges/(gains) (2) (c)	$916.0

Net debt-to-EBITDA before charges/(gains) ratio (1/2)	2.8

** Amounts are per the Unaudited Condensed Consolidated Balance Sheet as of June 28, 2025.

	Twenty-Six Weeks Ended	Twenty-Six Weeks Ended	Fifty-Two Weeks Ended
	December 28, 2024	June 28, 2025	June 28, 2025

Income from continuing operations, net of tax	$241.7	$151.6	$393.3

Depreciation***	$48.6	$49.7	$98.3
Amortization of intangible assets	37.1	37.0	74.1
Restructuring charges	9.5	38.5	48.0
Other charges/(gains)	4.6	27.8	32.4
ASSA transaction expenses (d)	(0.1)	-	(0.1)
Interest expense	58.1	59.8	117.9
Defined benefit plan actuarial gains	18.6	-	18.6
Income taxes	68.1	65.4	133.5
EBITDA before charges/(gains) (c)	$486.2	$429.8	$916.0

*** Depreciation excludes accelerated depreciation expense of $15.8 million for the twenty-six weeks ended June 28, 2025, and $6.6 million for the twenty-six weeks ended December 28, 2024. Accelerated depreciation is included in other charges/(gains).

(c) (d) (e) For definitions of Non-GAAP measures, see Definitions of Terms page

RECONCILIATION OF DILUTED EPS FROM CONTINUING OPERATIONS BEFORE CHARGES/(GAINS)

For the thirteen weeks ended June 29, 2024, the diluted EPS before charges/(gains) is calculated as income from continuing operations on a diluted per-share basis, excluding $13.7 million ($12.7 million after tax or $0.10 per diluted share) of restructuring charges and $13.7 million ($8.1 million after tax or $0.07 per diluted share) of other charges/(gains).

For the twenty-six weeks ended June 29, 2024, the diluted EPS before charges/(gains) is calculated as income from continuing operations on a diluted per-share basis, excluding $38.5 million ($29.7 million after tax or $0.25 per diluted share) of restructuring charges and $27.8 million ($20.7 million after tax or $0.17 per diluted share) of other charges/(gains).

For the thirteen weeks ended June 29, 2024, the diluted EPS before charges/(gains) is calculated as income from continuing operations on a diluted per-share basis, excluding $3.9 million ($3.0 million after tax or $0.02 per diluted share) of restructuring charges and $12.0 million ($9.8 million after tax or $0.08 per diluted share) of other charges/(gains).

For the twenty-six weeks ended June 29, 2024, the diluted EPS before charges/(gains) is calculated as income from continuing operations on a diluted per-share basis, excluding $6.7 million ($5.1 million after tax or $0.04 per diluted share) of restructuring charges and $20.5 million ($16.7 million after tax or $0.13 per diluted share) of other charges/(gains).

	Thirteen Weeks Ended			Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024	% Change	June 28, 2025	June 29, 2024	% Change

Earnings per common share (EPS) - Diluted
Diluted EPS from continuing operations (GAAP)	$0.83	$1.06	(22)	$1.24	$1.82	(32)

Restructuring charges	0.10	0.02	400	0.25	0.04	525
Other charges/(gains)	0.07	0.08	(13)	0.17	0.13	31

Diluted EPS from continuing operations before charges/(gains) (b)	$1.00	$1.16	(14)	$1.66	$1.99	(16)

(b) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

(In millions, except per share amounts)

(Unaudited)

	Thirteen Weeks Ended			Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024	% Change	June 28, 2025	June 29, 2024	% Change
Net sales (GAAP)
Water	$646.9	$659.6	(2)	$1,212.3	$1,284.9	(6)
Outdoors	378.8	389.4	(3)	683.6	704.4	(3)
Security	177.6	191.0	(7)	340.6	360.2	(5)
Total net sales	$1,203.3	$1,240.0	(3)	$2,236.5	$2,349.5	(5)

Operating income (loss)
Water	$156.0	$150.9	3	$259.3	$292.2	(11)
Outdoors	42.1	51.8	(19)	64.7	86.0	(25)
Security	22.7	34.4	(34)	38.7	53.5	(28)
Corporate expenses	(49.2)	(38.0)	29	(94.1)	(77.2)	22
Total operating income (GAAP)	$171.6	$199.1	(14)	$268.6	$354.5	(24)

OPERATING INCOME BEFORE CHARGES/(GAINS) RECONCILIATION

Total operating income (GAAP)	$171.6	$199.1	(14)	$268.6	$354.5	(24)
Restructuring charges (1)	13.7	3.9	251	38.5	6.7	475
Other charges/(gains) (2)	13.7	12.0	14	27.8	20.5	36
Solar Compensation (e)	-	-	-	-	1.3	(100)
ASSA transaction expenses (d)	-	0.9	(100)	-	0.2	(100)
Operating income (loss) before charges/(gains) (a)	$199.0	$215.9	(8)	$334.9	$383.2	(13)

Water	$165.5	$153.4	8	$278.8	$294.9	(5)
Outdoors	48.6	63.3	(23)	80.4	101.1	(20)
Security	26.3	36.2	(27)	49.5	62.9	(21)
Corporate expenses	(41.4)	(37.0)	12	(73.8)	(75.7)	(3)
Total operating income before charges/(gains) (a)	$199.0	$215.9	(8)	$334.9	$383.2	(13)

(1)
Restructuring charges for the thirteen weeks ended June 28, 2025 are primarily attributable to costs associated with the decision to consolidate our U.S. regional offices into one campus headquarters and related organizational and personnel changes, a product-line rationalization within our Outdoors segment and plant closures within our Water and Security segments, totaled $13.7 million for the thirteen weeks ended June 28, 2025 and $38.5 million for the twenty-six weeks ended June 28, 2025. Restructuring charges, which include costs incurred for significant cost reduction initiatives and workforce reduction costs, totaled $3.9 million and $6.7 million for the thirteen weeks ended June 29, 2024 and twenty-six weeks ended June 29, 2024.
(2)
Other charges/(gains) represent costs that are directly related to restructuring initiatives but cannot be reported as restructuring costs under GAAP. These costs can include losses from disposing of inventories, trade receivables allowances from discontinued product lines, accelerated depreciation due to the closure of facilities, and gains or losses from selling previously closed facilities. During the thirteen weeks and twenty-six weeks ended June 28, 2025, total other charges were $13.7 million and $27.8 million, respectively. For the thirteen weeks and twenty-six weeks ended June 29, 2024, total charges were $12.0 million and $20.5 million, respectively.

(a) (e) (d) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

OPERATING MARGIN TO OPERATING MARGIN BEFORE CHARGES/(GAINS)

(Unaudited)

	Thirteen Weeks Ended			Twenty-Six Weeks Ended
	June 28, 2025	June 29, 2024	Change	June 28, 2025	June 29, 2024	Change
WATER
Operating margin	24.1%	22.9%	120 bps	21.4%	22.7%	(130) bps
Restructuring charges	1.0%	0.2%		1.3%	0.2%
Other charges/(gains)
Cost of products sold	-	0.2%		-	0.1%
Selling, general and administrative expenses	0.5%	-		0.3%	-
ASSA transaction expenses(d)	-	-		-	-
Before charges/(gains) operating margin	25.6%	23.3%	230 bps	23.0%	23.0%	0 bps

OUTDOORS
Operating margin	11.1%	13.3%	(220) bps	9.5%	12.2%	(270) bps
Restructuring charges	0.6%	0.5%		0.7%	0.4%
Other charges/(gains)
Cost of products sold	0.1%	2.5%		0.8%	1.8%
Selling, general and administrative expenses	1.0%	-		0.8%	-
Before charges/(gains) operating margin	12.8%	16.3%	(350) bps	11.8%	14.4%	(260) bps

SECURITY
Operating margin	12.8%	18.0%	(520) bps	11.4%	14.9%	(350) bps
Restructuring charges	1.0%	0.3%		1.7%	0.6%
Other charges/(gains)
Cost of products sold	0.2%	0.6%		1.0%	2.0%
Selling, general and administrative expenses	0.8%	-		0.4%	-
Before charges/(gains) operating margin	14.8%	18.9%	(410) bps	14.5%	17.5%	(300) bps

TOTAL COMPANY
Operating margin	14.3%	16.1%	(180) bps	12.0%	15.1%	(310) bps
Restructuring charges	1.1%	0.3%		1.7%	0.3%
Other charges/(gains)
Cost of products sold	-	1.0%		0.5%	0.8%
Selling, general and administrative expenses	1.1%	-		0.8%	-
ASSA transaction expenses(d)	-	0.1%		-	0.1%
Before charges/(gains) operating margin	16.5%	17.4%	(90) bps	15.0%	16.3%	(130) bps
Impact of acquisitions	-	-		0.2%	-
Before charges/(gains) operating margin	16.5%	17.4%	(90) bps	15.2%	16.3%	(110) bps

Operating margin is calculated as the operating income in accordance with GAAP, divided by the GAAP net sales. The operating margin before charges/(gains) is calculated as the operating income, excluding restructuring and other charges/gains, divided by the GAAP net sales. The operating margin before charges/gains is not a measure derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by the Company and its business segments. Management believes that this measure provides investors with helpful supplemental information about the Company's underlying performance from period to period. However, this measure may not be consistent with similar measures presented by other companies.

(d) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS INNOVATIONS, INC.

RECONCILIATION OF GAAP NET SALES TO NET SALES EXCLUDING THE IMPACT OF CHINA SALES

(Unaudited)

Thirteen Weeks Ended June 28, 2025 vs Thirteen Weeks Ended June 29, 2024
% Change
Water
Percentage change in net sales (GAAP)	(2%)
Excluding China sales	4%
Net sales excluding impact of China	2%

Thirteen Weeks Ended June 28, 2025 vs Thirteen Weeks Ended June 29, 2024
% Change
Total Company
Percentage change in net sales (GAAP)	(3%)
Excluding China sales	2%
Net sales excluding impact of China	(1%)

Net sales excluding the impact of China sales is net sales derived in accordance with GAAP excluding the impact of China sales. Management uses this measure to evaluate the overall performance of its segments and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company and its reportable segments from period to period. This measure may be inconsistent with similar measures presented by other companies.

Definitions of Terms: Non-GAAP Measures

(a) Operating income (loss) before charges/(gains) is calculated as operating income derived in accordance with GAAP, excluding restructuring and other charges/(gains). Operating income (loss) before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by the Company and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

(b) Diluted earnings per share from continuing operations before charges/(gains) is calculated as income from continuing operations on a diluted per-share basis, excluding restructuring and other charges/(gains). This measure is not in accordance with GAAP. Management uses this measure to evaluate the Company's overall performance and believes it provides investors with helpful supplemental information about the Company's underlying performance from period to period. However, this measure may not be consistent with similar measures presented by other companies.

(c) EBITDA before charges/(gains) is calculated as net income in accordance with GAAP, excluding depreciation, amortization of intangible assets, restructuring and other charges/(gains), interest expense and income taxes. EBITDA before charges/(gains) is a measure not derived in accordance with GAAP. Management uses this measure to assess returns generated by the Company. Management believes this measure provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions and repay debt and related interest. This measure may be inconsistent with similar measures presented by other companies.

(d) At Water, other charges also include expenditures of $0.2 million for the twenty-six weeks ended June 29, 2024, for external banking, legal, accounting, and other similar services directly related to our ASSA transaction. At Corporate, other charges also include expenditures of $1.1 million for the twenty-six weeks ended June 29, 2024, $0.9 million for the thirteen weeks ended June 29, 2024, for external banking, legal, accounting, and other similar services directly related to our ASSA transaction.

(e) In Outdoors, other charges include charges for compensation arrangement with the former owner of Solar classified in selling, general and administrative expenses of $0.2 million for the twenty-six weeks ended June 29,2024.

Additional Information:

For certain forward-looking non-GAAP measures (as used in this press release, net debt to EBITDA before charges/(gains), operating margin before charges/(gains), EPS before charges/(gains) and cash conversion), the Company is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing and/or amount of various items that have not yet occurred, including the high variability and low visibility with respect to gains and losses associated with our defined benefit plans, which are excluded from our net debt to EBITDA before charges/(gains) and diluted EPS before charges/(gains), and which are included in cash conversion, and restructuring and other charges, which are excluded from our operating margin before charges/(gains) and diluted EPS before charges/(gains), and which are included in cash conversion. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with the Company’s accounting policies for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions.